UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	February 11, 2011

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)
Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
ITEM 5.02(d)    ELECTION OF DIRECTORS

On February 11, 2011, The Procter & Gamble Company ("P&G") filed a Form 8-K to announce the appointment of Margaret C. Whitman to the Board of Directors. At that time, Ms. Whitman was not appointed to any committees of the Board of Directors. The Company is filing this amended 8-K to announce she has been appointed to the Compensation & Leadership Development and Innovation & Technology Committees.

The Company is filing this 8-K pursuant to Item 5.02(d), "Election of Directors."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

                               BY:  /s/ E. J. WUNSCH
                                                E. J. Wunsch
                                                Assistant Secretary
                                                May 12, 2011